Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2003-2					Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 12-26-2004 Data Current as of 01/07/2005 8:47:21 AM						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				1/18/2005

2	Payment Date				1/20/2005

3	Collection Period			11/28/2004	12/26/2004	29

4	Monthly Interest Period - Actual/360			12/20/2004	1/19/2005	31

5	Monthly Interest - 30/360					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	269,000,000.00	—	—	—	—
7	Class A-2 Notes	345,000,000.00	178,106,896.60	28,426,795.80	149,680,100.80	0.4338554
8	Class A-3 Notes	368,000,000.00	368,000,000.00	—	368,000,000.00	1.0000000
9	Class A-4 Notes	279,315,000.00	279,315,000.00	—	279,315,000.00	1.0000000
10	Class B Notes	29,033,164.85	29,033,164.85	—	29,033,164.85	1.0000000

11	Total Securities	$1,290,348,164.00	$854,455,061.45	$28,426,795.80	$826,028,265.65

12	Net Pool Balance	$1,354,290,044.71	$891,923,589.68		$861,862,470.85

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.1456%	—	—	—	—
14	Class A-2 Notes	1.5500%	230,054.74	1.2916667	28,656,850.54	160.8969169
15	Class A-3 Notes	2.2700%	696,133.33	1.8916667	696,133.33	1.8916667
16	Class A-4 Notes	2.9400%	684,321.75	2.4500000	684,321.75	2.4500000

	Total Securities		1,610,509.82		30,037,305.62

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received					19,575,519.87
18	Scheduled Interest Payments Received					2,218,865.80
19	Prepayments of Principal Received					184,372.56
20	Liquidation Proceeds					9,681,429.62
21	Recoveries Received					523,793.04
22	Other Payments Received to Reduce Principal					—

23	Subtotal: Total Collections					32,183,980.89

24	Repurchased Receivables					—
25	Reserve Account Excess Amount (Item 85)					16,116.78

26	Total Available Funds, prior to Servicer Advances					32,200,097.67

27	Servicer Advance (Item 68)					—

28	Total Available Funds + Servicer Advance					32,200,097.67

29	Reserve Account Draw Amount (Item 71)					—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount					32,200,097.67

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)					—
32	Servicing Fees (Item 38)					712,045.88
33	Class A Noteholder Interest (Item 47)					1,610,509.82
34	Principal Distribution Amount (Item 72)					28,426,795.80
35	Amount Paid to Reserve Account to Reach Specified Balance					—
36	Other Amounts Paid to Trustee					—

37	Remaining Funds to Certificateholder					1,450,746.16

Volkswagen Auto Loan Enhanced Trust 2003-2 MONTHLY SERVICER CERTIFICATE For the collection period ended 12-26-2004 Data Current as of 01/07/2005 8:47:21 AM	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	712,045.88	—	712,045.88

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	230,054.74	—	230,054.74
41	Class A-3 Interest	696,133.33	—	696,133.33
42	Class A-4 Interest	684,321.75	—	684,321.75
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	1,610,509.82	—	1,610,509.82

E	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes			854,455,061.45
49	Beginning Net Pool Balance		891,923,589.68
50	Receipts of Scheduled Principal		(19,575,519.87)
51	Receipts of Prepaid Principal		(184,372.56)
52	Liquidation Proceeds		(9,681,429.62)
53	Recoveries or Other Collections of Principal		—
54	Principal Amount of Repurchases		—
55	Principal Amount of Defaulted Receivables		(619,796.78)

56	Ending Net Pool Balance		861,862,470.85
57	Yield Supplement Overcollateralization Amount		35,834,205.20

58	Adjusted Pool Balance		826,028,265.65
59	Less: Adjusted Pool Balance - End of Collection Period			826,028,265.65

60	Calculated Principal Distribution Amount			28,426,795.80

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)			32,200,097.67
62	Less: Prior Advance Reimbursement (Item 31)			—
63	Less: Servicing Fees Paid (Item 32)			712,045.88
64	Less: Interest Paid to Noteholders (Item 33)			1,610,509.82
65	Less: Calculated Principal Distribution (Item 60)			28,426,795.80

66	Equals: Remaining Available Funds before Servicer Advance			1,450,746.16
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			1,450,746.16
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			28,426,795.80

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance			—
74	Less: Prior Advance Reimbursement			—
75	Plus: Additional Payment Advances for Current Period			—

76	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2003-2 MONTHLY SERVICER CERTIFICATE For the collection period ended 12-26-2004 Data Current as of 01/07/2005 8:47:21 AM	PAGE 3

F	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance			9,677,611.24
78	Initial Reserve Account Balance			6,451,740.82
79	Beginning Reserve Account Balance			9,677,611.24
80	Plus: Net Investment Income for the Collection Period			16,116.78

81	Subtotal: Reserve Fund Available for Distribution			9,693,728.02
82	Plus: Deposit of Excess Available Funds (Item 35)			—
83	Less: Reserve Account Draw Amount (Item 71)			—

84	Subtotal Reserve Account Balance			9,693,728.02
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)			16,116.78

86	Equals: Ending Reserve Account Balance			9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date			—

G	POOL STATISTICS

	Collateral Pool Balance Data:		Initial	Current

88	Net Pool Balance		1,354,290,045	861,862,471
89	Number of Current Contracts		68,917	59,002
90	Weighted Average Loan Rate		3.27%	3.18%
91	Average Remaining Term		56.1	41.7
92	Average Original Term		58.3	58.9
	Net Credit Loss and Repossession Activity:		Units	Outstanding Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables		37	619,797
94	Liquidation Proceeds on Related Vehicles			—
95	Recoveries Received on Previously Receivables Previously Charged Off			523,793

96	Net Principal Losses for Current Collection Period		37	96,004

97	Beginning Net Principal Losses		342	1,871,653
98	Net Principal Losses for Current Collection Period		37	96,004

99	Cumulative Net Principal Losses		379	1,967,657

	Delinquencies Aging Profile - End of Period:	Percentage	Units	Outstanding Principal Balance

100	Current	99.42%	58,661	856,803,556
101	31 - 60 Days Delinquent	0.52%	306	4,521,265
102	61 - 90 Days Delinquent	0.06%	35	537,649

103	Total	100.00%	59,002	861,862,471